Exhibit 99.1

COMPASS BANCSHARES LOGO

NEWS RELEASE

Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296
For Immediate Release
January 20, 2004
For Further Information:	Ed Bilek, Investor Relations Tom Dingledy, Corporate Communications Web Site: www.compassweb.com	205/297-3331 205/297-3554

COMPASS REPORTS RECORD EPS FOR 2003 AND FOURTH QUARTER
Marks 16th consecutive year of record earnings and earnings per share

•	Earnings reach all-time high of $341.9 million; record EPS of $2.69 up 11%

•	Quarterly EPS reaches record $0.69, up 11% from prior year levels

•	Strong fee income growth; noninterest income up 19% from year ago

•	Solid loan growth continues; average loans up 11% from year ago

•	Transaction accounts up 10%, led by a 19% increase in noninterest bearing deposits

•	Credit quality remains stable; NPA ratio decreases to 0.55% from 0.60% year ago

     Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings per share for both the full-year and fourth quarter of 2003. Earnings per share for 2003 were $2.69, an 11 percent increase from $2.42 in 2002. Earnings for 2003 were $341.9 million, a nine percent increase over the $314.4 million earned in 2002. Return on average assets and return on average shareholders’ equity for 2003 were 1.36 percent and 17.65 percent, respectively.

     Earnings per share for the fourth quarter of 2003 increased 11 percent to $0.69 from $0.62 in the fourth quarter of 2002. For the same time period, earnings increased eight percent to $86.2 million compared to $79.7 million earned in the fourth quarter of 2002. Return on average assets and return on average shareholders’ equity for the fourth quarter of 2003 were 1.29 percent and 18.40 percent, respectively.

     D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “2003 was another outstanding year for Compass. While the economic environment provided significant challenges, Compass delivered record earnings and earnings per share for the 16th consecutive year. Consistent earnings growth is a distinguishing hallmark of our company and we believe the best way to create long-term value for our shareholders. Equally important was the quality of our earnings, which were driven by strong fee income growth, robust low-cost deposit generation, solid loan growth and stable credit quality. Key components to our success include a commitment to provide exceptional customer service, a focus on maintaining a strong sales culture, the geographical diversity of our franchise and capitalizing on our market share upside. As we begin our 40th year in business, we are cautiously optimistic that 2004 will be another successful year.”

Compass record earnings

     Jones added, “Compass’ outstanding financial performance was fueled by a five percent increase in revenue, driven by continued strong fee income growth. Each of our major fee-based businesses generated solid results as noninterest income increased 19 percent from the prior year. Noninterest income now represents 37 percent of total revenue compared to 32 percent a year ago. At the same time, noninterest expense growth was well contained at six percent including the addition of 30 new banking centers and the acquisition of three insurance agencies during the year.”

     “In addition, Compass continued to generate earning asset growth with average loans increasing 11 percent over prior year levels. Equally important, our focus on growing low-cost deposits met with continued success as evidenced by the more than 115,500 net new consumer checking accounts we added during 2003. Average noninterest bearing deposits increased 19 percent and average transaction accounts increased 10 percent over prior year levels. Noninterest bearing deposits now represent more than 29 percent of total deposits and transaction accounts represent 78 percent of total deposits,” Jones stated.

     “Despite solid balance sheet growth, the low level of interest rates and corresponding impact on investment opportunities continued to place pressure on our net interest margin. Therefore, we elected to repurchase 5.9 million shares of our common stock during the year, including 2.5 million shares during the fourth quarter. In our view continued utilization of our share repurchase authorization was an efficient alternative use of capital given other options in this environment and their effect on long-term growth,” Jones stated.

     “At the same time, loan growth did not come at the expense of maintaining sound credit quality standards as our key credit quality ratios continued to show improvement. Nonperforming assets as a percentage of loans and other real estate decreased to 0.55 percent compared to 0.60 percent at year-end 2002. Net charge-offs as a percentage of average loans were 0.62 percent compared to 0.63 percent in 2002. In response to the solid loan growth we experienced, loan loss provision expense exceeded net charge-offs by $15.4 million during the year and our allowance for loan losses as a percentage of loans remained unchanged from a year ago at 1.41 percent,” Jones said.

     Compass operates 376 full-service banking centers including 136 in Texas, 89 in Alabama, 71 in Arizona, 42 in Florida, 28 in Colorado, and 10 in New Mexico.

     Compass will host a live conference call and webcast at 2:00 p.m. Central Standard Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on January 27, 2004. To access a replay of the conference call dial 1-800-642-1687, conference ID 4682506.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

     In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended December 31
			%
	2003	2002	Change

EARNINGS SUMMARY
Net interest income	$228,698	$231,722	(1)
Noninterest income	137,092	120,956	13

Total revenue	365,790	352,678	4
Provision for loan losses	31,639	36,626	(14)
Noninterest expense	203,573	194,632	5

Pretax income	130,578	121,420	8
Income tax expense	44,400	41,691	6

Net income	$86,178	$79,729	8

Diluted earnings per share	$0.69	$0.62	11
Diluted weighted average shares outstanding	125,074	129,601	(3)

	Year
	Ended December 31
			%
	2003	2002	Change

EARNINGS SUMMARY
Net interest income	$909,530	$924,855	(2)
Noninterest income	526,184	441,063	19

Total revenue	1,435,714	1,365,918	5
Provision for loan losses	119,681	136,331	(12)
Noninterest expense	797,883	752,429	6

Pretax income	518,150	477,158	9
Income tax expense	176,282	162,759	8

Net income	$341,868	$314,399	9

Diluted earnings per share	$2.69	$2.42	11
Diluted weighted average shares outstanding	127,186	129,850	(2)

	Three Months
	Ended December 31

	2003	2002

SELECTED RATIOS
Average common equity to average assets	7.01%	8.36%
Average loans to average total deposits	112.96	110.67
Return on average assets	1.29	1.34
Return on average equity	18.40	16.01
Efficiency ratio [a]	55.35	54.91
Return on average tangible equity [b]	22.89	19.53
Book value per common share	$15.33	$15.32
Allowance for loan losses as a % of total loans	1.41%	1.41%
Allowance for loan losses as a % of nonperforming loans	370.54	284.95

	Year
	Ended December 31

	2003	2002

SELECTED RATIOS
Average common equity to average assets	7.71%	8.11%
Average loans to average total deposits	112.01	106.77
Return on average assets	1.36	1.35
Return on average equity	17.65	16.60
Efficiency ratio [a]	55.38	54.87
Return on average tangible equity [b]	21.71	20.14
Book value per common share	$15.33	$15.32
Allowance for loan losses as a % of total loans	1.41%	1.41%
Allowance for loan losses as a % of nonperforming loans	370.54	284.95

	Average for Three Months
	Ended December 31
			%
	2003	2002	Change

BALANCE SHEET HIGHLIGHTS
Total loans	$17,345,244	$16,069,905	8
Total loans — managed	18,640,249	17,522,737	6
Total investment securities [c]	7,000,442	5,454,233	28
Earning assets [c]	24,460,632	21,587,581	13
Total assets	26,520,473	23,626,697	12
Noninterest bearing deposits	4,503,205	3,762,706	20
Interest bearing transaction accounts	7,552,115	7,121,380	6
Total transaction accounts	12,055,320	10,884,086	11
Total deposits [c]	15,355,745	14,520,810	6
Shareholders’ equity	1,857,767	1,975,522	(6)

	Average for Year
	Ended December 31
			%
	2003	2002	Change

BALANCE SHEET HIGHLIGHTS
Total loans	$16,796,188	$15,100,844	11
Total loans — managed	17,981,895	16,910,735	6
Total investment securities [c]	6,213,886	6,260,287	(1)
Earning assets [c]	23,115,362	21,413,587	8
Total assets	25,142,719	23,354,327	8
Noninterest bearing deposits	4,185,527	3,527,777	19
Interest bearing transaction accounts	7,469,721	7,047,140	6
Total transaction accounts	11,655,248	10,574,917	10
Total deposits [c]	14,995,849	14,143,290	6
Shareholders’ equity	1,937,330	1,893,637	2

	Ending Balance
	December 31
			%
	2003	2002	Change

BALANCE SHEET HIGHLIGHTS
Total loans	$17,365,802	$16,481,320	5
Total loans — managed	18,878,236	17,561,610	7
Total investment securities [c]	7,311,552	5,259,141	39
Earning assets [c]	24,814,543	21,828,873	14
Total assets	26,963,113	23,925,589	13
Noninterest bearing deposits	4,627,153	3,964,471	17
Interest bearing transaction accounts	7,613,410	7,154,547	6
Total transaction accounts	12,240,563	11,119,018	10
Total deposits [c]	15,687,823	15,135,387	4
Shareholders’ equity	1,871,883	1,931,502	(3)
Period-end shares outstanding	122,086	126,116	(3)

[a] Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less securities gains and gain on sale of branches.

[b] Excludes after-tax intangible amortization.

[c] Includes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended

	2003				2002

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31

EARNINGS SUMMARY
Net interest income	$228,698	$230,258	$223,329	$227,245	$231,722
Noninterest income — operating	137,138	134,009	129,845	123,107	120,614

Total revenue — operating	365,836	364,267	353,174	350,352	352,336
Investment securities gains (losses), net	(46)	3	—	—	342
Gain on sale of branches	—	—	2,128	—	—
Provision for loan losses	31,639	30,354	27,909	29,779	36,626
Noninterest expense	203,573	202,680	195,497	196,133	194,632

Pretax income	130,578	131,236	131,896	124,440	121,420
Income tax expense	44,400	44,679	44,848	42,355	41,691

Net income	$86,178	$86,557	$87,048	$82,085	$79,729

Diluted earnings per share	$0.69	$0.68	$0.68	$0.64	$0.62
Diluted weighted average shares outstanding	125,074	127,566	128,602	128,083	129,601
SELECTED RATIOS
Average common equity to average assets	7.01%	7.63%	8.04%	8.23%	8.36%
Average loans to average total deposits	112.96	111.91	111.00	112.12	110.67
Return on average assets	1.29	1.34	1.42	1.40	1.34
Return on average equity	18.40	17.58	17.64	16.98	16.01
Efficiency ratio [a]	55.35	55.41	55.08	55.69	54.91
Return on average tangible equity [b]	22.89	21.66	21.61	20.73	19.53
Book value per common share	$15.33	$15.41	$15.69	$15.58	$15.32

	Years Ended December 31

	2003	2002	2001

ENDING BALANCE SHEET
Total loans	$17,365,802	$16,481,320	$13,707,286
Total loans — managed	18,878,236	17,561,610	15,926,420
Total investment securities [c]	7,311,552	5,259,141	7,271,229
Earning assets [c]	24,814,543	21,828,873	21,019,047
Total assets	26,963,113	23,925,589	23,015,000

	Average for Years Ended December 31

	2003	2002	2001

AVERAGE BALANCE SHEET
Total loans	$16,796,188	$15,100,844	$13,008,761
Total loans — managed	17,981,895	16,910,735	15,092,770
Total investment securities [c]	6,213,886	6,260,287	7,044,645
Earning assets [c]	23,115,362	21,413,587	20,089,964
Total assets	25,142,719	23,354,327	21,992,587

[a] Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less securities gains and gain on sale of branches.

[b] Excludes after-tax intangible amortization.

[c] Includes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2003				2002

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31

NONPERFORMING ASSETS
Nonaccrual loans	$65,870	$67,597	$77,854	$77,918	$81,671
Renegotiated loans	218	179	489	153	38
Other real estate, net	29,014	25,835	24,412	26,708	17,300

Total nonperforming assets	$95,102	$93,611	$102,755	$104,779	$99,009

Loans ninety days or more past due	$26,159	$22,825	$18,262	$18,064	$16,907
Other repossessed assets	427	247	306	406	187
Total nonperforming assets as a percentage of loans and ORE	0.55%	0.55%	0.63%	0.62%	0.60%

	Three Months Ended

	2003				2002

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$239,971	$234,158	$237,100	$232,830	$221,947
Net charge-offs (NCO)	26,308	24,541	27,909	25,509	25,743
Allowance for loans sold	(420)	—	(2,942)	—	—
Provision for loan losses	31,639	30,354	27,909	29,779	36,626

Balance at end of period	$244,882	$239,971	$234,158	$237,100	$232,830

Allowance for loan losses as a % of total loans	1.41%	1.41%	1.43%	1.41%	1.41%
Allowance for loan losses as a % of nonperforming loans	370.54	354.06	298.89	303.70	284.95
Allowance for loan losses as a % of nonperforming assets	257.49	256.35	227.88	226.29	235.16
Annualized as a % of average loans:
NCO — QTD	0.60	0.58	0.68	0.62	0.64
NCO — YTD	0.62	0.63	0.65	0.62	0.63

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended December 31

	2003			2002

YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate

Assets
Earning assets:
Loans	$17,345,244	$239,988	5.49%	$16,069,905	$262,702	6.49%
Investment securities held to maturity	2,806,011	34,768	4.92	575,327	7,748	5.34
Investment securities available for sale [a]	4,144,228	42,337	4.05	4,716,496	67,662	5.69
Other earning assets [a]	55,335	284	2.04	48,523	316	2.58

Total earning assets	24,350,818	317,377	5.17	21,410,251	338,428	6.27
Allowance for loan losses	(244,311)			(224,711)
Unrealized gain (loss) on securities available for sale	50,203			162,410
Other assets	2,363,763			2,278,747

	$26,520,473			$23,626,697

Liabilities and Shareholders’ Equity
Interest bearing liabilities:
Interest bearing demand deposits	$86,571	280	1.28	$94,966	373	1.56
Savings deposits	7,465,544	12,219	0.65	7,026,414	19,127	1.08
Time deposits	1,782,574	15,093	3.36	2,157,016	21,628	3.98
Certificates of deposit of $100,000 or more [a]	1,517,862	8,575	2.24	1,473,957	10,994	2.96
Federal funds purchased and securities sold under agreement to repurchase	4,049,320	9,863	0.97	1,814,593	6,211	1.36
Other short-term borrowings [a]	112,584	229	0.81	121,882	368	1.20
FHLB and other borrowings [a]	4,784,543	41,544	3.44	4,802,273	46,984	3.88

Total interest bearing liabilities	19,798,998	87,803	1.76	17,491,101	105,685	2.40

Net interest spread		229,574	3.41%		232,743	3.87%

Noninterest bearing demand deposits	4,503,205			3,762,706
Other liabilities	360,503			397,368
Shareholders’ equity	1,857,767			1,975,522

	$26,520,473			$23,626,697

Net yield on earning assets			3.74%			4.31%

Taxable equivalent adjustment:
Loans		134			146
Investment securities held to maturity		683			343
Investment securities available for sale		51			515
Other earning assets		8			17

Total taxable equivalent adjustment		876			1,021

Net interest income		$228,698			$231,722

[a] Excludes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Year Ended December 31

	2003			2002

YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate

Assets
Earning assets:
Loans	$16,796,188	$984,045	5.86%	$15,100,844	$1,036,269	6.86%
Investment securities held to maturity	1,403,812	71,085	5.06	712,403	42,735	6.00
Investment securities available for sale [a]	4,702,137	224,854	4.78	5,412,176	310,949	5.75
Other earning assets [a]	44,253	1,001	2.26	42,254	1,373	3.25

Total earning assets	22,946,390	1,280,985	5.58	21,267,677	1,391,326	6.54
Allowance for loan losses	(237,365)			(210,205)
Unrealized gain (loss) on securities available for sale	107,937			135,708
Other assets	2,325,757			2,161,147

	$25,142,719			$23,354,327

Liabilities and Shareholders’ Equity
Interest bearing liabilities:
Interest bearing demand deposits	$95,380	1,051	1.10	$83,567	1,374	1.64
Savings deposits	7,374,341	59,017	0.80	6,963,573	94,528	1.36
Time deposits	1,900,864	67,716	3.56	2,272,227	99,363	4.37
Certificates of deposit of $100,000 or more [a]	1,436,716	36,265	2.52	1,294,230	44,429	3.43
Federal funds purchased and securities sold under agreement to repurchase	2,918,582	30,104	1.03	2,300,602	37,341	1.62
Other short-term borrowings [a]	113,550	987	0.87	152,037	2,544	1.67
FHLB and other borrowings [a]	4,770,676	172,617	3.62	4,522,157	182,489	4.04

Total interest bearing liabilities	18,610,109	367,757	1.98	17,588,393	462,068	2.63

Net interest spread		913,228	3.60%		929,258	3.91%

Noninterest bearing demand deposits	4,185,527			3,527,777
Other liabilities	409,753			344,520
Shareholders’ equity	1,937,330			1,893,637

	$25,142,719			$23,354,327

Net yield on earning assets			3.98%			4.37%

Taxable equivalent adjustment:
Loans		523			530
Investment securities held to maturity		1,868			1,710
Investment securities available for sale		1,280			2,108
Other earning assets		27			55

Total taxable equivalent adjustment		3,698			4,403

Net interest income		$909,530			$924,855

[a] Excludes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Year
	Ended December 31

			%
	2003	2002	Change

NONINTEREST INCOME
Service charges on deposit accounts	$241,419	$191,642	26
Credit card service charges and fees	60,067	51,220	17
Insurance commissions	44,024	21,452	105
Corporate and correspondent investment sales	28,957	25,997	11
Retail investment sales	27,440	26,105	5
Asset management fees	21,994	20,149	9
Bank owned life insurance	16,928	18,839	(10)
Other income	83,270	81,426	2

Total noninterest income — operating	524,099	436,830	20
Gain on sale of branches	2,128	—	—
Investment securities gains (losses), net	(43)	4,233	(101)

Total	$526,184	$441,063	19

NONINTEREST EXPENSE
Salaries and benefits	$429,486	$391,056	10
Equipment expense	72,302	65,429	11
Net occupancy expense	61,607	57,137	8
Professional services	56,518	53,146	6
Marketing expense	31,946	28,290	13
Communications expense	24,548	22,140	11
Amortization of intangibles	7,302	9,175	(20)
Merger and integration expenses	1,853	2,842	(35)
Other expense	112,321	123,214	(9)

Total	$797,883	$752,429	6

	Three Months Ended

	2003				2002

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31

NONINTEREST INCOME
Service charges on deposit accounts	$66,001	$63,907	$60,232	$51,279	$52,254
Credit card service charges and fees	15,172	15,165	15,713	14,017	13,832
Insurance commissions	11,568	11,601	10,051	10,804	8,162
Corporate and correspondent investment sales	5,737	7,740	7,057	8,423	7,964
Retail investment sales	6,220	6,736	7,323	7,161	6,401
Asset management fees	5,721	5,475	5,452	5,346	4,912
Bank owned life insurance	3,944	4,066	4,460	4,458	4,621
Other income	22,775	19,319	19,557	21,619	22,468

Total noninterest income — operating	137,138	134,009	129,845	123,107	120,614
Gain on sale of branches	—	—	2,128	—	—
Investment securities gains (losses), net	(46)	3	—	—	342

Total	$137,092	$134,012	$131,973	$123,107	$120,956

NONINTEREST EXPENSE
Salaries and benefits	$106,229	$108,580	$106,948	$107,729	$104,460
Equipment expense	18,325	17,778	18,413	17,786	16,629
Net occupancy expense	15,931	15,857	15,259	14,560	14,282
Professional services	15,258	14,260	14,515	12,485	15,679
Marketing expense	7,777	8,019	6,923	9,227	6,831
Communications expense	4,161	8,085	6,285	6,017	5,361
Amortization of intangibles	1,835	1,841	1,827	1,799	2,361
Merger and integration expenses	589	343	455	466	596
Other expense	33,468	27,917	24,872	26,064	28,433

Total	$203,573	$202,680	$195,497	$196,133	$194,632

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